Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered into on June 11, 2025 (the “Effective Date”), by and between NITROGEN PROPCO 2020, L.P., a Delaware limited partnership (“Landlord”), and IMMUNOME, INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A.
Landlord and Tenant entered into that certain Lease dated December 16, 2024 (the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord approximately 10,000 rentable square feet of space located on the first (1st) floor commonly known as Suite 100 (the “Existing Premises”), in that certain building located at 18804 North Creek Parkway, Bothell, Washington (the “Building”), which Building is located in that certain project commonly known as “Alloy Innovation Center” (the “Project”).
B.
Landlord and Tenant desire to (i) expand the Existing Premises to include the remaining approximately 13,346 rentable square feet of space (the “Expansion Space”), such that Tenant shall lease the entirety of the Building, and (ii) otherwise amend the Lease on the terms and conditions set forth in this First Amendment.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Capitalized Terms. As of the Effective Date, all of the references to the “Lease” in the Lease and this First Amendment shall mean the Lease as modified by this First Amendment; and all capitalized terms used herein shall have the same respective meanings as are given such terms in the Lease, unless expressly provided otherwise in this First Amendment.
2.
Modification of Premises. Landlord and Tenant acknowledge and agree that Tenant has exercised its right to lease the Expansion Space pursuant to Section 1.3 of the Lease. Tenant’s lease of the Expansion Space shall be on the terms and conditions of the Lease, as modified by this First Amendment.
2.1
Expansion Space. Notwithstanding anything in the Lease to the contrary, including without limitation Section 1.3 of the Lease, effective as of the earlier to occur of (i) the date upon which Tenant first commences to conduct normal business operations in the Expansion Space, and (ii) July 1, 2026 (the “Expansion Space Commencement Date”), Tenant shall lease

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

from Landlord and Landlord shall lease to Tenant the Expansion Space. Consequently, effective upon the Expansion Space Commencement Date, the Existing Premises shall be increased to include the Expansion Space. The addition of the Expansion Space to the Existing Premises shall, effective as of the Expansion Space Commencement Date, increase the size of the Premises to 23,346 rentable square feet. The Existing Premises and the Expansion Space shall, effective as of the Expansion Space Commencement Date, collectively be referred to as the “Premises”. The period commencing on the Expansion Commencement Date and ending on the Expiration Date is the “Expansion Space Lease Term.”
3.
Base Rent.
3.1
Base Rent for Entire Premises. Landlord and Tenant hereby acknowledge and agree that, as of the Effective Date, the Lease Commencement Date has not occurred. Accordingly, Section 4 of the Summary is hereby amended and restated for the entire Premises (i.e., the Existing Premises and the Expansion Space) as follows.
3.2
Base Rent (Article 3):

Period During Lease Term	Annual Base Rent	Monthly Installment of Base Rent
September 1, 2025 – March 31, 2026	[…***…]	[…***…]
April 1, 2026 – June 30, 2026	[…***…]	[…***…]
July 1, 2026 – August 31, 2026	[…***…]	[…***…]
September 1, 2026 – August 31, 2027	[…***…]	[…***…]
September 1, 2027 – August 31, 2028	[…***…]	[…***…]
September 1, 2028 – August 31, 2029	[…***…]	[…***…]
September 1, 2029 – August 31, 2030	[…***…]	[…***…]
September 1, 2030 – August 31, 2031	[…***…]	[…***…]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

September 1, 2031 – August 31, 2032	[…***…]	[…***…]
September 1, 2032 – March 31, 2033	[…***…]	[…***…]

* The foregoing Base Rent schedule for the entire Premises (i.e., the Existing Premises and the Expansion Space) has been calculated based on (i) the Lease Commencement Date occurring on September 1, 2025, the Additional Allowance (as that term is defined in Section 2.2 of the Tenant Work Letter, as amended by Section 5, below) being amortized over a period of eighty-four (84) months commencing on April 1, 2026 (which date provides for 84 payments by Tenant prior to the Expiration Date), and the Expansion Space Commencement Date occurring on July 1, 2026. If the Lease Commencement Date or the Expansion Space Commencement Date occurs on a date earlier than as set forth in this paragraph, then the above Base Rent schedule shall be revised by Landlord based on the actual applicable date(s) and Landlord shall deliver to Tenant a notice of Lease Term dates (the “Notice of Lease Term Dates”), which shall be in substantially the form as set forth in Exhibit C attached to the Lease but which shall also set forth such revised Base Rent schedule, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within […***…] business days of receipt thereof.

** Landlord and Tenant hereby acknowledge and agree that the Additional Monthly Base Rent (as that term is defined in Section 2.2 of the Tenant Work Letter) with respect to the entire Premises (i.e., the Existing Premises and the Expansion Space) is equal to […***…] per month and shall be paid by Tenant during the final eighty-four (84) full calendar months of the Lease Term. The Additional Monthly Base Rent is included in the above schedule of Base Rent for the entire Premises.

*** Notwithstanding the foregoing Base Rent schedule or any contrary provision of the Lease, in addition to the Section 3.2 of the Lease, Tenant’s obligation to pay Base Rent shall be subject to the terms of Section 3.2, below.

Concurrently with Tenant’s execution of this First Amendment, Tenant shall pay to Landlord the monthly installment of Base Rent payable for the Expansion Space for the first full calendar month of the Expansion Space Lease Term following the expiration of the Expansion Rent Abatement Period.

3.3
Abated Base Rent. Notwithstanding any contrary provision contained in the Lease, including without limitation, Section 1.3.3 thereof, provided that Tenant is not then in Default of any monetary or material non-monetary provision of the Lease, as amended, then during the “Expansion Rent Abatement Period,” as that term is defined below, Tenant shall not be obligated to pay the Base Rent (other than the Additional Monthly Base Rent) otherwise attributable to the Expansion Space (the “Expansion Base Rent Abatement”). Landlord and Tenant acknowledge that during the Expansion Rent Abatement Period Tenant shall continue to pay Landlord the Additional Monthly Base Rent otherwise attributable to the Expansion Space in

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

the amount of […***…] per month. Tenant acknowledges and agrees that the foregoing Expansion Base Rent Abatement has been granted to Tenant as additional consideration for entering into this First Amendment, and for agreeing to pay the rental and performing the terms and conditions otherwise required under the Lease, as amended. If (x) Tenant shall be in default under the Lease, as amended, beyond any applicable notice and cure period expressly set forth in the Lease, as amended, at any time during the Lease Term prior to the expiration of the Expansion Rent Abatement Period, or (y) the Lease, as amended, is terminated for any reason other than Landlord’s breach of the Lease, an event of casualty or an event of condemnation, then (i) in the case of clause (x) above, Landlord may, by notice to Tenant, require Tenant to begin paying Base Rent for the Expansion Space in full, but any unapplied portion of the Expansion Base Rent Abatement shall be abated again if Landlord subsequently accepts a cure by Tenant of such default in lieu of terminating the Lease (whereupon Tenant shall be entitled to the full benefit of the Expansion Base Rent Abatement not already applied), and (ii) in the case of clause (y) above, for purposes of determining Landlord’s damages under applicable laws, the dollar amount of the unapplied portion of the Expansion Base Rent Abatement as of the date of such termination shall be converted to a credit to be applied to the Base rent applicable at the end of the Lease Term. As used herein, the term “Expansion Rent Abatement Period” shall mean the period of time commencing on the Expansion Space Commencement Date and ending on the date that occurs a certain number of days after the Expansion Space Commencement Date, with such certain number of days being equal to the product of (a) the number of days that occur […***…], and (b) a percentage, which percentage may be expressed as a fraction, the numerator of which shall be equal to […***…], and the denominator of which shall be equal to […***…].
4.
Tenant’s Share of Direct Expenses.
4.1
Existing Premises. Prior to the Expansion Space Commencement Date, Tenant shall be obligated to pay Tenant’s Share of Direct Expenses in connection with the Existing Premises in accordance with the terms of the Lease.
4.2
Expansion Space. Notwithstanding any contrary provision contained in the Lease, effective as of the Expansion Space Commencement Date, and continuing through and including the Expiration Date, Tenant shall pay Tenant’s Share of Direct Expenses in connection with the entire Premises which arise or accrue during such period in accordance with the terms of the Lease; provided that with respect to the calculation of Tenant’s Share of Direct Expenses in connection with the entire Premises, the following shall apply: (i) Tenant’s Share shall equal […***…] with respect to the Building and […***…] with respect to the Project.
5.
Condition of Premises. Tenant hereby acknowledges and agrees that, notwithstanding anything contained in the Lease or this First Amendment to the contrary, (a) Tenant has been and is in possession of the Existing Premises pursuant to the Lease as of the Effective Date, and is aware of the condition of the Existing Premises as of the Effective Date, and (b) Tenant shall continue to accept the Existing Premises in their currently existing, “as is” condition following the Effective Date. Except as otherwise set forth in this First Amendment, Landlord shall not be obligated to provide or pay for any work or services related to the improvement of the Expansion Space, and Tenant shall accept the Expansion Space in their

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

presently existing, “as-is” condition. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Existing Premises, the Expansion Space, the Building, or the Project as of the Effective Date or with respect to the suitability of the same for the conduct of Tenant’s business. Tenant’s initial improvement of the Expansion Space shall be performed by Tenant pursuant to the terms of Section 1.3.4 of the Lease and the Tenant Work Letter attached to the Lease as Exhibit B (the “Tenant Work Letter”), as modified by the terms of this Section 5. Landlord and Tenant hereby acknowledge and agree that Tenant has elected to increase the Tenant Improvement Allowance by […***…] (such Dollar amount, the “Additional Allowance”) pursuant to the terms of Section 2.2.1.2 of the Tenant Work Letter.
5.1
Roof Repairs. Notwithstanding any this set forth in the Lease to the contrary, Landlord shall, at Landlord’s sole cost and expense (which shall not be included in Operating Expenses), on or before the Lease Commencement Date, repair the roof of the Building in order to cause the same to be in good condition and operating order as of the Lease Commencement Date. Following the Lease Commencement Date, any costs or other expenses incurred by Landlord in connection with the repair and maintenance of the roof shall be included in Operating Expenses subject to the terms of Article 4 of the Lease.
6.
Security Deposit. Notwithstanding anything in the Lease to the contrary, Landlord and Tenant acknowledge and agree that Landlord shall continue to hold the L-C provided by Tenant pursuant to Article 21 of the Lease ([…***…]) as of the Effective Date), as security for the faithful performance by Tenant of the terms, covenants and conditions of the Lease.
7.
Parking. Commencing as of the Expansion Space Commencement Date, Tenant shall have the use of up to thirty-seven (37) additional unreserved parking passes, subject to the terms of Section 29.29 of the Lease.
8.
Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than Broderick Group, Inc., representing Landlord, and Newmark, representing Tenant (collectively, the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment other than the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent other than the Brokers occurring by, through, or under the indemnifying party. The terms of this Section 8 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.
9.
Counterparts. This First Amendment may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single First Amendment.

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.
Signatures. The parties hereto consent and agree that this First Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this First Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this First Amendment electronically, and (2) the electronic signatures appearing on this First Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
11.
No Further Modification. Except as specifically set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease, and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

[signatures follow on next page]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed the day and date first above written.

“LANDLORD”:

NITROGEN PROPCO 2020, L.P., a Delaware limited partnership

NITROGEN DEBT HOLDINGS GENPAR, LLC, its General Partner

By: /s/ Jeremy Dorsett

Name: Jeremy Dorsett

Title: Vice President

“TENANT”:

NITROGEN PROPCO 2020, L.P., a Delaware limited partnership

NITROGEN DEBT HOLDINGS GENPAR, LLC, its General Partner

By: /s/ Clay Siegall

Name: Clay Siegall

Title President and CEO